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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
October 31, 2002
(Date of earliest event reported)

Commission File number 34-0-22164

RFS HOTEL INVESTORS, INC.
(exact name of registrant as specified in its charter)

Tennessee (State or other incorporation)		62-1534743 (I.R.S. Employer Identification Number)

850 Ridge Lake Boulevard, Suite 300, Memphis, TN 38120 (901) 767-7005 (Address of principal executive offices including zip code and telephone number)

Item 9. Regulation FD Disclosure

        On October 31, 2002, RFS Hotel Investors, Inc. issued a press release announcing it has concluded an amendment and extension of its $140 million line of credit. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of October 31, 2002	RFS HOTEL INVESTORS, INC.
	By:	Dennis M. Craven
	Its:	Vice President & Chief Accounting Officer

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FORM 8-K
Item 9. Regulation FD Disclosure
SIGNATURE